Biological Assets - Summary of Changes in the Carrying Value of Biological Assets (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Disclosure of reconciliation of changes in biological assets [line items]
Opening balance	$ 755
Acquired from HPI purchase		411
Cost to grow harvested and live plants	7,246	2,000
Net change in fair value less costs to sell due to biological transformation	782	418
Transferred to inventory upon harvest	(6,596)	(2,074)
Total	$ 2,187	$ 755